UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 27, 2016

Life Clips, Inc.

(Exact Name of Registrant as Specified in Charter)

Wyoming	333-198828	46-2378100
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

233 S. Sharon Amity Rd., Suite 201

Charlotte, North Carolina 28211

(Address of Principal Executive Offices, including zip code)

800-292-8991

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Addendum to Securities Purchase Agreement

On April 27, 2016, Life Clips, Inc. (the “Company”) entered into an Addendum to Securities Purchase Agreement (the “SPA Addendum”) with Susannah Forest (the “Purchaser”) which amended the previously disclosed Securities Purchase Agreement, dated as of December 7, 2015 (the “Original SPA”), between the Company and the Purchaser. Under the SPA Addendum, pursuant to a right of additional investment granted to the Purchaser in the Original SPA, the Company agreed to issue an additional Convertible Promissory Note (the “New Note”) to the Purchaser in a private placement on substantially similar terms and conditions under which it previously issued such a convertible promissory note to the Purchaser (the “Prior Note”). The New Note was offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Purchaser also qualified as an “accredited investor” within the meaning of Rule 501 of Regulation D. There is no material relationship between the Company or its affiliates and the Purchaser other than in respect of the Original SPA, the SPA Addendum, the New Note, the Warrant (defined below) and the Prior Note.

The Company received gross proceeds of $300,000, which the Company will use for general working capital purposes, including continued development and marketing of the products and services acquired in connection with the previously disclosed October 2015 transaction with Klear Kapture, Inc., and to fund strategic acquisitions or partnerships.

This description of the SPA Addendum does not purport to be complete and is qualified in its entirety by reference to the terms of the SPA Addendum, which is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Secured Convertible Promissory Note

The New Note has a maturity date of November 30, 2017 and bears interest at 10% per annum. In addition to the terms and conditions described above, the New Note provides that the Company will pay the accrued interest on a quarterly basis. The Purchaser has the right at any time to convert all or a portion of the outstanding and unpaid principal amount of the New Note and any accrued and unpaid interest into shares of common stock of the Company. The conversion price is the amount equal to 75% of the volume weighted average price of the Company’s common stock for a 5-day period prior the conversion date, subject to certain minimum and maximum conversion prices. The number of shares of common stock issuable is determined by dividing the amount to be converted by the conversion price. The conversion price is subject to adjustment upon the occurrence of certain events.

The Company may only prepay any portion outstanding under the New Note by paying 130% of the principal amount of the New Note and any accrued and unpaid interest. While the New Note is outstanding, the Company is prohibited from redeeming, purchasing or acquiring any securities ranking junior to the New Note and from paying or declaring any dividends or making any distributions on securities ranking junior to the New Note. The New Note additionally provides that if the New Note remains outstanding on or after the maturity date, then, if certain other conditions have been met, the New Note will be deemed to have been automatically converted into shares of the Company’s common stock. Finally, the Company agrees to certain negative covenants under the New Note, including covenants preventing it from:

(i)	offering or selling any common stock or common stock equivalents in an offering where the net proceeds to the Company are less than $10,000,000;

(ii)	entering into a merger, sale of assets or other fundamental transaction;

(iii)	entering into, creating, incurring or causing to exist any indebtedness for borrowed money;

(iv)	amending its charter documents;

(v)	paying dividends or distributions on any equity securities of the Company;

(vi)	entering into any transactions with any officer, director or affiliate of the Company which would be required to be publicly disclosed (unless such transaction is on an arm’s-length basis and approved by a majority of independent directors); and

(vii)	selling, leasing or disposing of any significant portion of the Company’s assets outside of the ordinary course of business.

In addition to containing customary events of default, the New Note also provides that an event of default will occur if within the two-year anniversary of the issue date of the New Note, the Company has not publicly offered its common stock for sale to the public in an offering registered under the Securities Act. Additionally, an event of default occurs the Company fails to comply with the reporting requirements under the Securities Exchange Act of 1934, or ceases to be subject to such reporting requirements.

The New Note also provides that the Company must pay a royalty of $0.025 to the Purchaser, on a quarterly basis, for each product sold by the Company to any distributor or customer, in an amount not to exceed $1,500,000 in the aggregate. The obligation to pay these royalties expires on the earliest to occur of (i) the payment in full of the then-outstanding principal and accrued but unpaid interest on the New Note, (ii) the full conversion of the New Note into shares of common stock under the conversion terms described above or (iii) the termination of the New Note.

This description of the New Note does not purport to be complete and is qualified in its entirety by reference to the terms of the New Note, which is attached hereto as Exhibit 10.2 and incorporated herein by this reference.

Warrant to Purchase Common Stock

In connection with the entry into the SPA Addendum and the issuance of the New Note, the Company also issued a warrant to purchase shares of its common stock to the Purchaser (the “Warrant”) for no additional consideration. The Warrant entitles the Purchaser to purchase 625,000 shares of the Company’s common stock at an exercise price of $0.40 per share. The Warrant is immediately exercisable by the Purchaser at any time, and from time to time. The terms of the Warrant provide that the exercise price of the Warrant, and the number of shares of common stock for which the Warrant may be exercised, are subject to adjustment to account for increases or decreases in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits, consolidations, combinations, reclassifications or similar events. The Warrant, and the shares of common stock issuable upon exercise of the Warrant, were and will be, respectively, issued under the exemption from registration provided by Section 4(a)(2) of the Securities Act, and therefore, neither the Warrant nor the shares issued upon exercise of the Warrant may be transferred except under an effective registration statement under the Securities Act or pursuant to an exemption from registration.

This description of the Warrant does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Warrant, which is attached hereto as Exhibit 10.3 and is incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Addendum to Securities Purchase Agreement, dated as of April 27, 2016, between Life Clips, Inc. and Susannah Forest

10.2	Convertible Promissory Note, dated April 27, 2016, issued by Life Clips, Inc. to Susannah Forest

10.3	Warrant, dated April 27, 2016, issued by Life Clips, Inc. to Susannah Forest

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE CLIPS, INC.

Date: May 3, 2016	By:	/s/ Robert Gruder
Robert Gruder
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Addendum to Securities Purchase Agreement, dated as of April 27, 2016, between Life Clips, Inc. and Susannah Forest

10.2	Convertible Promissory Note, dated April 27, 2016, issued by Life Clips, Inc. to Susannah Forest

10.3	Warrant, dated April 27, 2016, issued by Life Clips, Inc. to Susannah Forest